UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549


FORM 8-K


CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 15, 2005

PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)


DELAWARE
(State or other jurisdiction of incorporation or organization)

0-8814
(Commission File Number)

84-0705083
(I.R.S. Employer Identification Number)

8451 DELAWARE STREET
THORNTON, CO 80260
(Address of principal executive offices)
(Zip Code)


Registrant's telephone number, including area code:
(303) 292-3456


NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by Pure Cycle
Corporation, a Delaware corporation, in connection with the matters described herein.




ITEM 5.02(d)  	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS


The Board of Directors of Pure Cycle Corporation (the "Company") is saddened to report the passing of the Company's former CEO, Mr. Thomas P. Clark. Mr. Clark retired as the Company's CEO in November 2004, but remained a Board member, an employee and a shareholder of the Company.





SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 15, 2005


PURECYCLE CORPORATION


By: /s/ Mark W. Harding
Mark W. Harding
President and Chief Financial Officer







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